MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST       Two World Trade Center,
LETTER TO THE SHAREHOLDERS November 30, 1998           New York, New York 10048


DEAR SHAREHOLDER:

We are pleased to present the annual report of Morgan Stanley Dean Witter Hawaii Municipal Trust for the fiscal year ended November 30, 1998.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, continued to affect the securities markets. The resulting flight-to-quality bond rally pushed U.S. Treasury bond yields to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Between the end of September and the middle of November, the Federal Reserve Open Market Committee cut the federal-funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                 [LINE CHART]

  Date               AAA Ins            Tsy            % Relationship
  ----               -------            ---            --------------
12/31/93              5.40%            6.34%               85.17%
01/31/94              5.40             6.24                86.54%
02/28/94              5.80             6.66                87.09%
03/31/94              6.40             7.09                90.27%
04/29/94              6.35             7.32                86.75%
05/31/94              6.25             7.43                84.12%
06/30/94              6.50             7.61                85.41%
07/29/94              6.25             7.39                84.57%
08/31/94              6.30             7.45                84.56%
09/30/94              6.55             7.81                83.87%
10/31/94              6.75             7.96                84.80%
11/30/94              7.00             8.00                87.50%
12/30/94              6.75             7.88                85.66%
01/31/95              6.40             7.70                83.12%
02/28/95              6.15             7.44                82.66%
03/31/95              6.15             7.43                82.77%
04/28/95              6.20             7.34                84.47%
05/31/95              5.80             6.66                87.09%
06/30/95              6.10             6.62                92.15%
07/31/95              6.10             6.86                88.92%
08/31/95              6.00             6.66                90.09%
09/29/95              5.95             6.48                91.82%
10/31/95              5.75             6.33                90.84%
11/30/95              5.50             6.14                89.58%
12/29/95              5.35             5.94                90.07%
01/31/96              5.40             6.03                89.55%
02/29/96              5.60             6.46                86.69%
03/29/96              5.85             6.66                87.84%
04/30/96              5.95             6.89                86.36%
05/31/96              6.05             6.99                86.55%
06/28/96              5.90             6.89                85.63%
07/31/96              5.85             6.97                83.93%
08/30/96              5.90             7.11                82.98%
09/30/96              5.70             6.93                82.25%
10/31/96              5.65             6.64                85.09%
11/29/96              5.50             6.35                86.61%
12/31/96              5.60             6.63                84.46%
01/31/97              5.70             6.79                83.95%
02/28/97              5.65             6.80                83.09%
03/31/97              5.90             7.10                83.10%
04/30/97              5.75             6.94                82.85%
05/30/97              5.65             6.91                81.77%
06/30/97              5.60             6.78                82.60%
07/30/97              5.30             6.30                84.13%
08/31/97              5.50             6.61                83.21%
09/30/97              5.40             6.40                84.38%
10/31/97              5.35             6.15                86.99%
11/30/97              5.30             6.05                87.60%
12/31/97              5.15             5.92                86.99%
01/31/98              5.15             5.80                88.79%
02/28/98              5.20             5.92                87.84%
03/31/98              5.25             5.93                88.53%
04/30/98              5.35             5.95                89.92%
05/29/98              5.20             5.80                89.66%
06/30/98              5.20             5.65                92.04%
07/31/98              5.18             5.71                90.72%
08/31/98              5.03             5.27                95.45%
09/30/98              4.95             5.00                99.00%
10/31/98              5.05             5.16                97.87%
11/30/98              5.00             5.06                98.81%

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 1998, continued


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

          [PIE CHART]                               [PIE CHART]

LARGEST SECTORS AS OF                     CREDIT RATINGS AS OF
NOVEMBER 30, 1998                         NOVEMBER 30, 1998
(% OF NET ASSETS)                         (% OF TOTAL LONG-TERM PORTFOLIO)

IDR/PCR                   9%              Aaa/AAA            72%
MORTGAGE                 18%               Aa/AA              6%
TRANSPORTATION           13%                A/A              11%
GENERAL OBLIGATION       19%              Baa/BBB            11%
HOSPITAL                 19%                                100%
PUBLIC FACILITIES         8%
ALL OTHER                14%              AS MEASURED BY MOODY'S INVESTORS
TOTAL                   100%              SERVICE INC. OR STANDARD & POOR'S
                                          CORP.

PORTFOLIO STRUCTURE IS SUBJECT            PORTFOLIO STRUCTURE IS SUBJECT
TO CHANGE                                 TO CHANGE


                                  [BAR GRAPH]

CALL STRUCTURE AS OF NOVEMBER 30, 1998          Weighted Average
(% OF TOTAL LONG-TERM PORTFOLIO)                Call Protection: 8 Years

PERCENT CALLABLE

1999                     0%
2000                     0%
2001                     5%
2002                     2%
2003                     0%
2004                     8%
2005                    16%
2006                    16%
2007                    14%
2008                    32%
2009+                    7%
                       100%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 1998, continued

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                 [LINE CHART]

                      GROWTH OF $10,000

Date                        Total          LEHMAN         Lipper
----------------------------------------------------------------
June 16, 1995               $9,700        $10,000        $10,000
November 30, 1995          $10,108        $10,610        $10,551
November 30, 1996          $10,678        $11,234        $11,121
November 30, 1997          $11,418        $12,039        $11,824
November 30, 1998          $12,317(3)     $12,973        $12,655


                         AVERAGE ANNUAL TOTAL RETURNS

                       1 Year           Since Inception
                       --------------------------------
                       7.87(1)               7.15(1)
                       4.64(2)               6.21(2)

Past performance is not predicitive of future returns

-------------------------------------------------------------------------------

1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

2) Figure shown assumes reinvestment of all distribution and the deduction of the maximum applicable front-end sales charge (3%). See the Fund's current prospectus for complete details on fees and sales charges.

3) Closing value including the deduction of a 3% front-end sales charge, assuming a complete redemption on November 30, 1998.

4) The Lehman Brothers Municipal Bond Index tracks the performace of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investor Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

5) The Lipper HI Municipal Debt Funds Average tracks the performance of the funds that limit assets to those securities which are exempt from taxation in HI state (double tax exempt) or a specified city in HI (triple tax-exempt) as reported by Lipper Analytical Services.

MUNICIPAL MARKET CONDITIONS

At the end of November the long-term insured municipal bond index yield stood at 5.00 percent. This index yield declined 30 basis points from 5.30 percent over the last 12 months. In contrast, the 30-year U.S. Treasury bond yield fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 99 percent. A rising ratio means that the attractiveness of municipals relative to Treasuries has improved. The rise in this ratio is similar to the jump witnessed in 1986 when a radical legislative proposal threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates led to a substantial increase in new-issue municipal volume. Municipal issuance was on a pace to challenge 1993's record of $292 billion. Total municipal volume through November of $255 billion was ahead 28 percent versus the same period last year. Half the underwriting volume was enhanced with bond insurance. Refundings represented 29 percent of total new issuance.

PERFORMANCE

Morgan Stanley Dean Witter Hawaii Municipal Trust's net asset value (NAV) increased from $10.12 to $10.41 per share during the fiscal year. Based on this NAV change plus reinvestment of tax-free dividends of $0.49 per share, the Fund's total return was 7.87 percent.

The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception through

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 1998, continued


the fiscal year ended November 30, 1998 versus a similar hypothetical investment in either the Lehman Brothers Municipal Bond Index or the Lipper Analytical Services, Inc. Hawaii Municipal Debt Funds Average.


PORTFOLIO STRUCTURE

The Fund's net assets of $7 million were diversified among 10 long-term sectors and 22 credits at the end of the fiscal year. In-state credits represented over 80 percent of the portfolio. Average maturity and call protection of the portfolio was 23 and 8 years, respectively. Credit quality remained a major focus with over 70 percent of long-term holdings rated triple "A."

The Fund's Investment Manager, Morgan Stanley Dean Witter Advisors Inc., has agreed to cap all expenses at 55 basis points (hundredths of a percent) for the 1999 calendar year.

LOOKING AHEAD

Global economic conditions have kept inflationary pressures under control and have contributed to lower interest rates. The fixed income markets appear concerned about the risk of reflation as countries seek to stimulate economic growth. However, the ability of the Fed to maintain stability by responding with appropriate monetary policy is encouraging. With the municipal relationship to Treasuries more favorable than it has been in 10 years, the outlook for municipal bonds is positive.

We appreciate your ongoing support of Morgan Stanley Dean Witter Hawaii Municipal Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1998

 PRINCIPAL
 AMOUNT IN                                                                             COUPON   MATURITY
 THOUSANDS                                                                              RATE      DATE        VALUE
-----------------------------------------------------------------------------------------------------------------------
            HAWAII TAX-EXEMPT MUNICIPAL BONDS* (95.7%)
            General Obligation (19.3%)
            Hawaii,
 $    200   1996 Ser CM (FGIC) ...................................................... 6.00%    12/01/12    $  228,672
      200   1997 Ser CN (FGIC) ...................................................... 5.25     03/01/17       205,736
      200   1997 Ser CP (FGIC) ...................................................... 5.00     10/01/17       200,650
      150   Honolulu City & County, Ser 1996 A (FGIC) ............................... 5.50     09/01/15       158,808
      180   Kauai County, Public Improvement 1997 Ser B (MBIA) ...................... 5.25     08/01/16       188,174
      250   Maui County, 1998 Ser A (FGIC) .......................................... 5.375    03/01/17       261,847
      100   Puerto Rico, Public Improvement Ser 1996 ................................ 5.50     07/01/17       105,796
 --------                                                                                                  ----------
    1,280                                                                                                   1,349,683
 --------                                                                                                  ----------
            Educational Facilities Revenue (2.9%)
      200   Puerto Rico Industrial Tourist, Educational, Medical & Environmental
 --------
            Control Facilities Financing Authority, Inter American University of
            Puerto Rico 1998 Ser A (MBIA) ........................................... 5.00     10/01/22       200,340
                                                                                                           ----------
            Electric Revenue (4.3%)
            Puerto Rico Electric Power Authority,
      150   Power Ser GG (FSA) ...................................................... 4.75     07/01/21       146,740
      150   Power Ser X ............................................................. 5.50     07/01/25       154,837
 --------                                                                                                  ----------
      300                                                                                                     301,577
 --------                                                                                                  ----------
            Hospital Revenue (18.5%)
            Hawaii Department of Budget & Finance,
      300   Kaiser Permanente Refg Ser 1991 A ....................................... 6.25     03/01/21       315,273
      200   Kapiolani Health Care Ser 1996 .......................................... 6.25     07/01/21       218,496
      100   Queens Health 1996 Ser A ................................................ 5.875    07/01/11       109,634
      150   Queens Health 1998 Ser B (MBIA) ......................................... 5.00     07/01/28       147,716
      500   Wilcox Memorial Hospital Ser 1998 ....................................... 5.35     07/01/18       500,405
 --------                                                                                                  ----------
    1,250                                                                                                   1,291,524
 --------                                                                                                  ----------
            Industrial Development/Pollution Control Revenue (9.4%)
            Hawaii Department of Budget & Finance,
      100   Hawaiian Electric Co Ser 1992 (AMT) (MBIA) .............................. 6.55     12/01/22       110,269
      100   Hawaiian Electric Co Ser 1995 A (AMT) (MBIA) ............................ 6.60     01/01/25       111,604
      200   Hawaiian Electric Co Ser 1996 A (AMT) (MBIA) ............................ 6.20     05/01/26       220,148
      100   Hawaiian Electric Co Ser 1997 A (AMT) (MBIA) ............................ 5.65     10/01/27       106,853
      100   Puerto Rico Ports Authority, American Airlines Inc 1996 Ser A (AMT) ..... 6.25     06/01/26       107,523
 --------                                                                                                  ----------
      600                                                                                                     656,397
 --------                                                                                                  ----------
            Mortgage Revenue -- Multi-Family (11.2%)
            Hawaii Housing Finance & Development Corporation,
      100   Affordable Rental 1995 Ser A ............................................ 6.10     07/01/30       104,753
      125   University of Hawaii Faculty Ser 1995 (AMBAC) ........................... 5.65     10/01/16       132,760
      500   Honolulu, Waipahu Towers GNMA Collateralized 1995 Ser A (AMT) ........... 6.90     06/20/35       546,525
 --------                                                                                                  ----------
      725                                                                                                     784,038
 --------                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                        COUPON     MATURITY
 THOUSANDS                                                                         RATE        DATE         VALUE
---------------------------------------------------------------------------------------------------------------------
            Mortgage Revenue -- Single Family (6.7%)
            Hawaii Housing Finance & Development Corporation,
   $  300   Purchase 1994 Ser B (MBIA) ........................................ 5.90%      07/01/27      $  316,278
      150   1997 Ser A (AMT) .................................................. 5.75       07/01/30         155,654
   ------                                                                                                ----------
      450                                                                                                   471,932
   ------                                                                                                ----------
            Public Facilities Revenue (7.8% )
      250   Hawaii, Kapolei State Office Building 1998 Ser A COPs (AMBAC) ..... 5.00       05/01/18         248,455
      300   Puerto Rico Infrastructure Financing Authority, Ser A (AMBAC) ..... 5.00       07/01/28         300,492
   ------                                                                                                ----------
      550                                                                                                   548,947
   ------                                                                                                ----------
            Transportation Facilities Revenue (13.3%)
            Hawaii,
      200   Airports Third Refg Ser 1994 (AMT) (AMBAC) ........................ 5.75       07/01/09         216,268
      200   Harbor Ser 1997 (AMT) (MBIA) ...................................... 5.75       07/01/17         214,072
      500   Highway Ser 1998 (FGIC) ........................................... 5.00       07/01/16         503,040
   ------                                                                                                ----------
      900                                                                                                   933,380
   ------                                                                                                ----------
            Water & Sewer Revenue (2.3% )
      150   Honolulu Board of Water Supply, Ser 1996 .......................... 5.80       07/01/16         161,973
   ------                                                                                                ----------
   $6,405
            TOTAL HAWAII TAX-EXEMPT MUNICIPAL BONDS  (Identified Cost $6,418,574) (a)...    95.7%         6,699,791
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .............................     4.3            297,749
                                                                                                         ----------
            NET ASSETS .................................................................   100.0%        $6,997,540
                                                                                                         ==========

---------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
*      Puerto Rico issues represent 15% of net assets.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $282,787 and the aggregate gross unrealized depreciation is $1,570, resulting in net unrealized appreciation of $281,217.

Bond Insurance:
---------------

AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
FSA    Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998

ASSETS:
Investments in securities, at value
  (identified cost $6,418,574)..................................   $ 6,699,791
Cash ...........................................................       176,165
Interest receivable ............................................       127,390
Deferred organizational expenses ...............................        18,511
Receivable from affiliate ......................................        25,000
Prepaid expenses and other assets ..............................         5,602
                                                                   -----------
   TOTAL ASSETS ................................................     7,052,459
                                                                   -----------
LIABILITIES:
Payable for:
  Dividends to shareholders ....................................         4,620
  Plan of distribution fee .....................................         1,177
Organizational expenses ........................................        18,511
Accrued expenses and other payables ............................        30,611
                                                                   -----------
   TOTAL LIABILITIES ...........................................        54,919
                                                                   -----------
   NET ASSETS ..................................................   $ 6,997,540
                                                                   ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................................   $ 6,673,618
Net unrealized appreciation ....................................       281,217
Accumulated undistributed net realized gain ....................        42,705
                                                                   -----------
   NET ASSETS ..................................................   $ 6,997,540
                                                                   ===========
NET ASSET VALUE PER SHARE,
 672,033 shares outstanding (unlimited shares authorized of $.01
  par value) ...................................................   $     10.41
                                                                   ===========
MAXIMUM OFFERING PRICE PER SHARE,
 (net asset value plus 3.09% of net asset value)* ..............   $     10.73
                                                                   ===========

--------------
* On sales of $100,000 or more the offering price is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended November 30, 1998

NET INVESTMENT INCOME:
INTEREST INCOME ...............................  $  278,272
                                                 ----------
EXPENSES
Professional fees .............................      44,544
Shareholder reports and notices ...............      34,273
Investment management fee .....................      19,831
Organizational expenses .......................      11,998
Plan of distribution fee ......................      11,085
Transfer agent fees and expenses ..............       6,294
Registration fees .............................       1,212
Custodian fees ................................         633
Other .........................................       7,011
                                                 ----------
   TOTAL EXPENSES .............................     136,881
Less: amounts waived/reimbursed ...............    (125,167)
Less: expense offset ..........................        (629)
                                                 ----------
   NET EXPENSES ...............................      11,085
                                                 ----------
   NET INVESTMENT INCOME ......................     267,187
                                                 ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................      62,866
Net change in unrealized appreciation .........     102,683
                                                 ----------
   NET GAIN ...................................     165,549
                                                 ----------
NET INCREASE ..................................  $  432,736
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR       FOR THE YEAR
                                                              ENDED               ENDED
                                                        NOVEMBER 30, 1998   NOVEMBER 30, 1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................     $  267,187          $  195,839
Net realized gain (loss) .............................         62,866              (2,033)
Net change in unrealized appreciation ................        102,683              87,760
                                                           ----------          ----------
   NET INCREASE ......................................        432,736             281,566
Dividends from net investment income .................       (268,826)           (194,952)
Net increase from transactions in shares of beneficial
  interest ...........................................      2,081,837           1,440,194
                                                           ----------          ----------
   NET INCREASE ......................................      2,245,747           1,526,808
NET ASSETS:
Beginning of period ..................................      4,751,793           3,224,985
                                                           ----------          ----------
   END OF PERIOD
   (Including undistributed net investment income of
   $0 and $1,639, respectively).......................     $6,997,540          $4,751,793
                                                           ==========          ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Hawaii Municipal Trust (the "Fund"), formerly Dean Witter Hawaii Municipal Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and commenced operations on June 16, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.


C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., paid the organizational expenses of the Fund in the amount of approximately $60,000 which will be reimbursed for the full amount thereof, exclusive of amounts assumed of $41,489. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's daily net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager has undertaken to assume all operating expenses (excluding plan of distribution fees) and waive the compensation provided for in its Investment Management Agreement until December 31, 1998. Effective January 1, 1999 through December 31, 1999, the Investment Manager has agreed to assume all operating expenses to the extent that such expenses on an annualized basis exceed 0.55% of the daily net assets of the Fund.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act finances certain expenses in connection therewith.

Under the Plan, the expenses of certain activities and services provided by Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed.

Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 1998, the distribution fee was accrued at the annual rate of 0.20%.

The Distributor has informed the Fund that for the year ended November 30, 1998, it received approximately $50,100 in commissions from the sale of shares of the Fund's beneficial interest. Such commissions are deducted from the proceeds of the shares and are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1998 aggregated $3,351,338 and $1,352,235, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $44.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                           FOR THE YEAR                FOR THE YEAR
                                               ENDED                      ENDED
                                           NOVEMBER 30,                NOVEMBER 30,
                                               1998                        1997
                                    --------------------------- --------------------------
                                       SHARES        AMOUNT        SHARES        AMOUNT
                                    ------------ -------------- ------------ -------------
Sold ..............................    214,234     $2,200,117      157,613    $1,563,409
Reinvestment of dividends .........     14,499        149,204       10,917       108,219
                                       -------     ----------      -------    ----------
                                       228,733      2,349,321      168,530     1,671,628
Repurchased .......................    (26,039)      (267,484)     (23,316)     (231,434)
                                       -------     ----------      -------    ----------
Net increase ......................    202,694     $2,081,837      145,214    $1,440,194
                                       =======     ==========      =======    ==========

6. FEDERAL INCOME TAX STATUS

During the year ended November 30, 1998, the Fund utilized its net capital loss carryover of approximately $20,200.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                           FOR THE PERIOD
                                                              FOR THE YEAR ENDED NOVEMBER 30               JUNE 16, 1995*
                                                    --------------------------------------------------         THROUGH
                                                          1998             1997             1996          NOVEMBER 30, 1995
-----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA :
Net asset value, beginning of period ..............    $  10.12         $   9.95         $   9.91          $     9.70
                                                       --------         --------         --------          ----------
Income from investments operations:
 Net investment income ............................        0.49             0.50             0.50                0.19
 Net realized and unrealized gain .................        0.29             0.17             0.04                0.21
                                                       --------         --------         --------          ----------
Total income from investment operations ...........        0.78             0.67             0.54                0.40
                                                       --------         --------         --------          ----------
Less dividends from net investment income .........       (0.49)           (0.50)           (0.50)              (0.19)
                                                       --------         --------         --------          ----------
Net asset value, end of period ....................    $  10.41         $  10.12         $   9.95          $     9.91
                                                       ========         ========         ========          ==========
TOTAL RETURN+ .....................................        7.87%            6.93%            5.64%               4.21%(1)

RATIOS TO AVERAGE NET ASSETS :
Expenses ..........................................        0.20%(3)         0.19%(3)         0.19%(3)            0.20%(2)(3)
Net investment income .............................        4.72%(3)         5.00%(3)         5.09%(3)            4.69%(2)(3)

SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ...........    $  6,998         $  4,752         $  3,225          $    1,510
Portfolio turnover rate ...........................          26%              13%              51%                 14%(1)

-------------
*     Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios would have been as follows, which reflect the effect of expense offsets as follows:

                                EXPENSE   NET INVESTMENT    EXPENSE
PERIOD ENDED                     RATIO     INCOME RATIO     OFFSET
------------                     -----     ------------     ------
  November 30, 1998 ..........    2.42%         2.50%         0.01%
  November 30, 1997 ..........    2.95%         2.24%         0.01%
  November 30, 1996* .........    2.69%         2.59%         0.03%
  November 30, 1995* .........    2.70%         2.19%         0.10%

-------------
*     After application of the Fund's state expense limitation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Hawaii Municipal Trust (the "Fund"), formerly Dean Witter Hawaii Municipal Trust, at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 16, 1995 (commencement of operations) through November 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 8, 1999


-------------------------------------------------------------------------------
                      1998 FEDERAL TAX NOTICE (unaudited)

      For the year ended November 30, 1998, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.
-------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



MORGAN STANLEY
DEAN WITTER
HAWAII MUNICIPAL
TRUST



[GRAPHIC]



ANNUAL REPORT
NOVEMBER 30, 1998